UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2012

Date of Report (Date of earliest event reported):

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, Suite 200
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2012, the Company held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, there were 32,511,287 shares of the Company’s common stock outstanding.  At the Annual Meeting, the holders of 28,683,293 shares were represented in person or by proxy.  Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal.  These proposals are set out in more detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 20, 2012.

1.  The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified.  The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Scott Anderson	20,806,985	—	520,104	7,356,204
Bandel Carano	19,723,935	—	1,603,154	7,356,204
Eric DeMarco	20,743,467	—	583,622	7,356,204
William Hoglund	19,748,608	—	1,578,481	7,356,204
Scot Jarvis	19,728,901	—	1,598,188	7,356,204
Jane Judd	20,868,250	—	458,839	7,356,204
Samuel Liberatore	20,828,581	—	498,508	7,356,204

2.  The stockholders considered a proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012.  This proposal was approved based upon the following votes:

Votes For	28,378,684
Votes Against	188,072
Abstentions	116,537

3.  The stockholders considered a proposal to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan to increase the aggregate number of shares that may be issued under the plan by 900,000 shares.  This proposal was approved based upon the following votes:

Votes For	20,022,080
Votes Against	1,257,587
Abstentions	47,422
Broker Non-Votes	7,356,204

4.  The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s 2012 Proxy Statement.  This proposal was approved based upon the following votes:

Votes For	11,796,337
Votes Against	8,393,120
Abstentions	1,137,632
Broker Non-Votes	7,356,204

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2012

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:	/s/ Deborah S. Butera
Senior Vice President, General Counsel &
Secretary/Registered In-House Counsel